Developing next-generation immunotherapies that address cancer immune resistance KA (Nasdaq) June 2023 Exhibit 99.1

Disclaimers and other information Cautionary Statements Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Kineta’s current beliefs, expectations and assumptions regarding the future of Kineta’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including, but not limited to: the adequacy of Kineta’s capital to support its future operations (including its ability to complete the second tranche of the previously disclosed contemplated private placement in the third quarter of 2023) and its ability to successfully initiate and complete clinical trials; the difficulty in predicting the time and cost of development of Kineta’s product candidates; Kineta’s plans to research, develop and commercialize its current and future product candidates, including, but not limited to, KVA12123; the timing and anticipated results of Kineta’s planned pre-clinical studies and clinical trials and the risk that the results of Kineta’s pre-clinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials; the timing of the availability of data from Kineta’s clinical trials; the timing of any planned investigational new drug application or new drug application; the risk of cessation or delay of any ongoing or planned clinical trials of Kineta or its collaborators; the clinical utility, potential benefits and market acceptance of Kineta’s product candidates; Kineta’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Kineta’s competitors and its industry; the impact of government laws and regulations; the timing and outcome of Kineta’s planned interactions with regulatory authorities; Kineta’s ability to protect its intellectual property position; Kineta’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; the intended use of proceeds from the registered direct offering completed in April 2023; and those risks set forth under the caption “Risk Factors” in Kineta’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 and Quarterly Report on Form 10-Q filed with the SEC on May 11, 2023, as well as discussions of potential risks, uncertainties and other important factors in Kineta’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Except as required by law, Kineta undertakes no obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise.

KVA12123 VISTA blocking mAb to address immunosuppression in the TME Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Preclinical Anti-CD27 agonist mAb to address exhausted T cells Through early 2025* 3Q23 | KVA12123 initial clinical safety data 4Q23 | KVA12123 initial clinical efficacy data (ORR) Innate Immunity Focused Pipeline Catalysts Runway Kineta is developing next-generation immunotherapies that address cancer immune resistance Partnerships *includes $9.2M cash as of Q1 23, $6M registered direct closed 4/23 and $22.5M PIPE financing to close 7/23

Immune resistance is a major challenge with current cancer therapy Next-generation cancer treatments require: Improving survival for checkpoint inhibitor (CPI) non-responders (70-80%)* Reprogramming the immune system to attack cancer Integrating innate and adaptive immune responses *Based on publicly available information Blockade and down-regulation of immune response T cells lose cancer fighting function Mechanisms of Cancer Immune Resistance Tumor cells are invisible to immune system Exhausted T cells Poor tumor immunogenicity Immuno-suppression

Kineta pipeline integrates innate and adaptive immunity to address mechanisms of cancer resistance Innate immunity Involved in early response to cancer Necessary driver for appropriate adaptive immunity Significant cause of cancer resistance Adaptive immunity Most competitor drug development is focused only on T cell adaptive immunity Innate Immunity Adaptive Immunity Dendritic cell Macrophage Mast cell Eosinophil Basophil Neutrophil Natural Killer cell Granulocytes gd T cell Natural killer T cell B cell Antibodies CD4 T cell CD8 T cell ab T cell

Kineta's immuno-oncology pipeline aims to address the mechanisms of cancer immune resistance

Drug program	Discovery	Pre-clinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones
Immuno-suppression: αVISTA mAb						
Indications: Advanced solid tumors incl. NSCLC, CRC, OC	**KVA12123**					**3Q 2023:** Dose first combination patient **3Q 2023:** Initial Phase 1 clinical safety data **4Q 2023:** Initial Phase 1 clinical efficacy data **2Q 2024:** Additional Phase 1 data readout
Exhausted T-cells: αCD27 agonist mAb						
Indications: Advanced solid tumors						**4Q 2024:** IND filing **4Q 2024:** Start Phase 1 clinical study

KINETA®

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KVA12123 Potentially differentiated VISTA blocking immunotherapy

VISTA is a key driver of immunosuppression in the tumor microenvironment Immunosuppressive protein expressed on myeloid cells Highly expressed in cold tumors including lung, colon and ovarian cancers Correlates with poor outcomes in cancer patients Up-regulated after CPI therapy and associated with treatment failure VISTA Negative VISTA Positive Brown staining in human tumors indicates VISTA expression Melanoma patient survival by VISTA expression in tumor-infiltrating immune cells 1 VISTA expression increases in melanoma patient during pembrolizumab relapse/progression 2 References: 1. Kuklinski et al. 2018; 2. Kakavand et al. 2017

KVA12123: Potentially differentiated VISTA blocking immunotherapy

Product	Development stage	Isotype	pH Binding	Single Agent Tumor Model Efficacy	CRS Cytokine Release
Kineta KVA12123	Phase 1	Engineered IgG1 mAb that binds to a unique epitope	Binds at both physiologic pH and acidic pH in the TME	Strong single agent tumor growth inhibition and in combination with PD-1 in preclinical models	No CRS-associated cytokine release or neurotoxicity seen in preclinical models
Hummingbird HMBD002	Phase 1	IgG4	Physiologic & acidic	Moderate	IL-6
Pierre Fabre WO180	Phase 1				
Curis* CI-8993	Phase 1	IgG1	Physiologic	Moderate	TNFα, IFNγ, IL2, IL-1β
Sensei SNS-101	Phase 1	IgG1	Acidic	Weak	TNFα
Pharmabcine PMC309	Preclinical	IgG1	Physiologic & acidic	Moderate	IFNγ

Other discovery stage programs: Apexigen, Five Prime Therapeutics/BMS
Empty cells indicate no public data available

**Curis announced 11/9/2022 : "Concentrating its resources to focus on and accelerate emavusertib", the company's lead asset and "deprioritization of other programs" (CI-8993)*

KINETA®

Kineta data and analysis on file

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Blocking VISTA can reverse immunosuppression in the TME Inhibits MDSC (myeloid-derived suppressor cells) Promotes Teff function Enhances NK cell activation Enhances monocyte activation Mechanisms of Cancer Immune Resistance Exhausted T cells Poor tumor immunogenicity Immuno-suppression

Increases HLA-dependent T cell activation Reduces MDSC-mediated T cell suppression KVA12123 activates both innate and adaptive immune cells in vitro HLA-DR, CD80, CD86, CXCL10 Kineta data on file KVA12123 Increases monocyte differentiation and activation KVA12123 KVA12123 NK dependent mechanism of action Enhances NK cell activation KVA12123 KVA12123 + NK - NK MDSC T cell NK cell monocyte

KVA12123 binds at physiologic and acidic pH Binding studies by ELISA and Octet demonstrate rapid on-rate and slow off-rate from pH 7.4 to pH 6.0 ELISA Octet Kineta data on file 0.5 0.4 0.1 0.3 0.2 0 nm 0 50 100 150 200 250 300 Time (s) 350 400 450 500 550 600 KVA12123 pH 6.0 KVA12123 pH 6.5 KVA12123 pH 7.0 KVA12123 Ph 7.4 Various pH Association and Dissociation pH 7.0 pH 6.0 pH 6.5 pH 7.4 KVA12123 Binding KVA Concentration (ng/mL) OD 450

KVA12123 demonstrates single agent tumor growth inhibition and in combination with PD-1 in preclinical models

Monotherapy

Bladder Cancer Model MB49
hVISTA KI mice



Mean Tumor Volume
Control ms IgG2a
KVA-12.2a
Avg. Tumor Volume (mm³)
2000
1500
1000
500
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **75%**

T Cell Lymphoma Model EG7
hVISTA KI mice



Mean Tumor Volume
Control ms IgG2a
KVA-12.2a
Avg. Tumor Volume (mm³)
2000
1500
1000
500
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **66%**

Combination therapy

Colon Carcinoma Model MC38*
hVISTA KI mice



Mean Tumor Volume
IgG Control
KVA12.2a
Anti-mPD1
KVA12.2a/ Anti-mPD-1
Avg. Tumor Volume (mm³)
3000
2000
1000
0
0 10 20 30 40
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **35-42%**
Anti-PD1: **42-60%**
Combination: **68%**

Bladder Cancer Model MB49*
hVISTA KI mice



Mean Tumor Volume
Human IgG1
KVA12123
anti-mPD1
KVA12123/ anti-mPD1
Avg. Tumor Volume (mm³)
1500
1000
500
0
0 5 10 15 20 25
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **40%**
Anti-PD1: **67%**
Combination: **85%**

***Combination therapy studies used sub-optimal doses of each agent**

KVA12.2a: mouse isotype equivalent of KVA12123

KINETA®

Kineta data on file

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Myeloid compartment Lymphoid compartment KVA12123 drives an integrated innate and adaptive anti-tumor immune response in MB49 model (ex vivo) Kineta data on file CD4+ T cell NK Cells in Tumor CD8+ T cell CD8+ Effector Memory T cell CD4+ Effector Memory T cell G-MDSC M1 TAMS cDC

KVA12123 was observed to be well-tolerated in NHP toxicology studies Kineta has completed multiple, single and repeat-dose toxicology studies in NHP with doses of KVA12123 up to 100 mg/kg (>100-fold safety margin over target human exposure) No overt clinical signs or weight loss No treatment-related adverse events No change in CRS cytokine levels (IL6 or TNFα) Well tolerated No mortality Kineta data on file

KVA12123: No CRS-associated signal in preclinical models in NHP toxicology studies as well as in human whole blood NHP Human Whole Blood TNFα TNFα IL-6 IL-6 30 mg/kg dose 100 mg/kg dose TNFα IL-6 Kineta data on file

Clinical applications for KVA12123 are primarily focused on solid tumors with high levels of VISTA expression Brown staining in human tumors indicates VISTA expression 20x 20x 20x Normal Human Tumor Lung Colon Ovary Kineta data on file

Phase 1 / 2 open-label clinical trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors Patient population: Phase 1 basket trial in patients with advanced solid tumors (up to 60 patients) Phase 2 in NSCLC, HNSCC, OC, CRC, RCC and TBD other patients Study objectives: Primary: Safety and tolerability, recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12123 Secondary: Pharmacokinetics, immunogenicity, tumor response in subjects with advanced solid tumors per iRECIST (ORR) Exploratory: Biomarker and receptor occupancy

KVA12123 3 mg Q2W KVA12123 10 mg Q2W KVA12123 30 mg Q2W KVA12123 100 mg Q2W KVA12123 300 mg Q2W KVA12123 1000 mg Q2W Phase 1 / 2 open-label clinical trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors 1-6 patients 1-6 patients 3-6 patients 3-6 patients 3-6 patients 3-6 patients Phase 1 Dose Escalation 3-6 patients 3-6 patients 3-6 patients 3-6 patients Phase 2 Dose Expansion NSCLC SCCHN OC CRC RCC NSCLC SCCHN Monotherapy (Part A) Up to 36 patients Combination Therapy (Part B) Up to 24 patients Monotherapy (Part C) Combination Therapy (Part D) Part A RP2D Part B RP2D KVA12123 Q2W pembro 400mg Q6W KVA12123 Q2W Modified BOIN Design with Accelerated Titration KVA12123 30 mg Q2W pembro 400 mg Q6W KVA12123 100 mg Q2W pembro 400 mg Q6W KVA12123 300 mg Q2W pembro 400 mg Q6W KVA12123 1000 mg Q2W pembro 400mg Q6W

KVA12123 Clinical trial strategy Clinical research sites Selected to provide diverse advanced solid tumor patients Merck research collaboration Clinical trial collaboration and KEYTRUDA® supply agreement Exploratory biomarkers: Receptor Occupancy (RO) Chemokine and cytokine levels in blood Immune cell populations in blood VISTA expression in tumor pre- and post-treatment Fred Hutch Cancer Center Oregon Health and Science University University of Michigan UCLA Hematology Oncology Yale Cancer Center Tennessee Oncology SCRI Clinical sites University of Pennsylvania Thomas Jefferson University SCRI Florida Cancer Specialists SCRI Sarah Cannon Research Institute (SCRI) at HealthONE Phase 1 & 2 Phase 2

21 Source: Globaldata: Epidemiology Market Size Forecast - 2027 Incident cases diagnosed (N) 8MM: US, France, Germany, Italy, Spain, UK, Japan, and urban China *Based on publicly available information (70-80%) 2.9M annual newly diagnosed patients 2.0M 70% checkpoint inhibitor non-responders* Large commercial market opportunity in potential solid tumor indications for KVA12123 in 2027 NSCLC 984K newly diagnosed patients Colorectal 1.2M newly diagnosed patients Ovarian 142K newly diagnosed patients Head and neck 243K newly diagnosed patients Renal cell carcinoma 372K newly diagnosed patients

Anti-CD27 agonist mAb immunotherapy

Anti-CD27 agonist antibodies can drive tumor growth inhibition as a monotherapy and in combination with CPIs References: 1. He et al. J. Immunol 2013 2. Turaj et al. Cancer Cell 20173. Buchan et al. Clin. Cancer Research 2018 Monotherapy CT26 Colorectal Cancer 1 Combination Therapy BCL-1 B cell lymphoma 2 Combination Therapy B16-BL6 Melanoma 3

Anti-CD27 agonist to address exhausted T cell mechanism of cancer immune resistance



Mechanisms of Cancer Immune Resistance
Immuno-suppression
Poor tumor immunogenicity
Exhausted T cells



Exhausted T cells
CD27
CD27+ naive T cell
Antigen presentation
Antigen presenting cells
Central Memory T cell population
CD27
Tumor Microenvironment
Exhausted T cells with limited antigen recognition
Tumor cells
CD27
CD27+ NK cell
CD27 agonist has the potential to generate new populations of functional anti-tumor immune cells
Anti-CD27 Agonist antibody
CD27+ naive T cell
CD27
T cell activation and cytokine signaling
T cell proliferation
Tumor cell
Antigen presentation
New population of T cells with expanded repertoire of antigen recognition
Secretion of Proinflammatory cytokines
Tumor cell destruction
CD27
NK cell activation and cytokine signaling
Tumor cell
© 2022, Kineta, Inc. All rights reserved

Activates and induces the maturation and migration of naïve **T cells**

Drives the **diversification of the T cell** repertoire

Enhances **NK cell** activation

Activates **low affinity antigens**

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Lead anti-CD27 mAb demonstrates robust agonist activities on T and NK cells in in vitro studies Increases NK cell activation Increases T cell proliferation and activation T cell Proliferation IFNγ - Secretion TNFα - Secretion Kineta data on file CD69+ NK cells T cell NK cell

Lead anti-CD27 agonist mAb demonstrates single agent tumor growth inhibition (TGI) in preclinical models

Monotherapy

B Cell Lymphoma Model Raji
SCID mice

Mean Tumor Volume



2000
1500
1000
500
0
Avg. Tumor Volume (mm³)
hIgG1 10mg/kg
CD27h03310 10mg/kg
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Days post implantation

Tumor Growth Inhibition

Lead anti-CD27 mAb: **65%**

T Cell Lymphoma Model EG7
huCD27 KI mice

Mean Tumor Volume



1500
1000
500
0
Avg. Tumor Volume (mm³)
mIgG2a 10mg/kg
CD27h03323 10mg/kg
0 2 4 6 8 10 12 14 16 18 20
Days post implantation

Tumor Growth Inhibition

Lead anti-CD27 mAb: **45%**

KINETA®

Kineta data on file

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Significant catalysts anticipated over the next 18 months Anticipated Milestones 2023 2024 2024 3Q 4Q 1Q 2Q 3Q 4Q KVA12123 Dose first combination patient Initial Phase 1 clinical safety data Initial Phase 1 clinical efficacy data (ORR) Additional Phase 1 data readout Initiate Phase 2 clinical study αCD27 agonist mAb IND filing Start Phase 1 clinical study

Shawn Iadonato, PhD Chief Executive Officer Pauline Kenny General Counsel Thierry Guillaudeux, PhD Chief Scientific Officer Jacques Bouchy EVP Investor Relations & Business Development Experienced leadership team Craig Philips President Keith Baker Chief Financial Officer

KVA12123 VISTA blocking mAb to address immunosuppression in the TME Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Preclinical Anti-CD27 agonist mAb to address exhausted T cells Through early 2025* 3Q23 | KVA12123 initial clinical safety data 4Q23 | KVA12123 initial clinical efficacy data (ORR) Innate Immunity Focused Pipeline Catalysts Runway Kineta is developing next-generation immunotherapies that address cancer immune resistance Partnerships *includes $9.2M cash as of Q1 23, $6M registered direct closed 4/23 and $22.5M PIPE financing to close 7/23

Developing next generation immunotherapies for cancer patients www.kinetabio.com

Appendix

Program Neuromuscular diseases-ALS Oncology Cystic fibrosis Partner Key deal terms Up to $530M in milestones Royalties on net sales Research collaboration & license agreement Up to $96M in milestones Royalties on net sales Up to $965M in commercial only milestones Royalties on net sales Revenue share on sub-license payments Strategic partnerships provide potential for a significant revenue stream Ongoing collaboration License Agreements with no research obligations by Kineta